UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 20549


                                      FORM 8-K

                                   CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 2, 2002

TECHNOLOGY GENERAL CORPORATION
-----------------------------------------------------
(Exact name of registrant as specified in its chapter)

             New Jersey
----------------------------------------------
(State or other jurisdiction of incorporation)

                                    2-97732
                              -----------------------
                              (Commission File Number)

                                                22-1694294
                                       ---------------------------------
                                       (IRS Employer Identification No.)

  12 Cork Hill Road Franklin, New Jersey
 ----------------------------------------
 (Address of principal executive offices)

   07416
-----------
 (Zip Code)


Registrant's telephone number, including area code        (973) 827-4143


ITEM 4.         Changes in Registrant's Certifying Accountant

         On December 10, 2002, the Registrant dismissed its independent accountant (Rothstein, Kass & Company, P.C.) who was engaged as the principle accountant to audit registrant's financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


TECHNOLOGY GENERAL CORPORATION
(Registrant)

By:

           Charles J. Fletcher
           President/Chairman of the Board of Directors

Date:
            December 10, 2002










                                                      December 10, 2002




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE: Technology General Corporation

We have read the statements that we understand Technology General Corporation will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under
Item 4.



Yours truly,

Rothstein, Kass & Company, P.C.